Exhibit 10.1

April 14, 2006

ExpressJet Holdings, Inc.
XJT Holdings, Inc.
ExpressJet Airlines, Inc.
Attn.: Frederick S. Cromer
Chief Financial Officer
1600 Smith Street, HQSCE
Houston, TX 77002

Fifth Amendment to the Capacity Purchase Agreement

Ladies and Gentlemen:

            As you are aware, ExpressJet Holdings, Inc., XJT Holdings, Inc. and ExpressJet Airlines, Inc. (collectively, “Contractor”) and Continental Airlines, Inc. (“Continental”), are each parties to an Amended and Restated Capacity Purchase Agreement dated as of April 17, 2002, as amended by the first, second, third and fourth amendments thereto, dated March 27, 2003, December 9, 2003, September 28, 2004, and March 11, 2005 respectively (as so amended, the “CPA”).  This Fifth Amendment to the CPA is dated April 14, 2006 but shall be effective January 1, 2006.

Continental and Contractor each desire to amend the CPA as follows:

            1. Pursuant to Section 3.02 of the CPA, Block Hour Rates and the compensation described in paragraphs A(1) and A(2)(c) of Schedule 3 are hereby adjusted as described in the revised Appendices to Schedule 3 attached hereto.

            Capitalized terms not defined herein shall be defined as provided in the CPA.  Except as specifically amended or modified hereby, the CPA shall remain in effect as written.  This Amendment may be signed in counterparts.

            If Contractor is in agreement with the above Fifth Amendment to the CPA, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned at the address above.

                                                                        Very truly yours,

                                                                        Continental Airlines, Inc.

                                                            By:       __\s\ Mark A. Erwin______________________

                                                                        Senior Vice President – Asia/Pacific &
                                                Corporate Development

                                                            Agreed:            EXPRESSJET HOLDINGS, Inc.

                                                                                    XJT HOLDINGS, INC.

                                                                                    EXPRESSJET AIRLINES, INC.

                                                            By:       __\s\ Frederick S. Cromer__________

                                                                        Vice President and Chief Financial Officer

Appendix 1

Appendix 1 Expenses (000's)
	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column
Date	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
Jan-06		[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 2

2006 Benchmark Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

2005 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-05
Feb-05	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05

2004 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-04
Feb-04	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04

2003 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-03
Feb-03	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03
Dec-03
2002 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-02
Feb-02	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
2001 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-01
Feb-01	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01

Appendix 3

Appendix 3 Block Hour Rates
Date	RJ135	RJ145
Benchmark SL	XXX	XXX
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 4

Appendix 4 Block Hour Rates
Date	RJ135	RJ145
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 5

Appendix 5 Block Hour Rates			GH Variable Block Hour			Variable Pool Expense Block Hour
Date	RJ135	RJ145	Date	RJ135	RJ145	Date	RJ135	RJ145
Jan-06			Jan-06			Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06			Mar-06			Mar-06
Apr-06			Apr-06			Apr-06
May-06			May-06			May-06
Jun-06			Jun-06			Jun-06
Jul-06			Jul-06			Jul-06
Aug-06			Aug-06			Aug-06
Sep-06			Sep-06			Sep-06
Oct-06			Oct-06			Oct-06
Nov-06			Nov-06			Nov-06
Dec-06			Dec-06			Dec-06

Appendix 6

Appendix 6 Block Hour Rates
Date	RJ135	RJ145
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 7

Appendix 7 Block Hours
Date	RJ135	RJ145
Row 1
Row 2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Row 3
Appendix 7 Block Hours

Appendix 8

	First Forecast	First Forecast	First Forecast
Date	Rates	Rate - Component 1	Rate - Component 2
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 9

Appendix 9 Rates Per Block Hour
EMB135		EMB145
Stage	Gallons	Stage	Gallons
Length	per Blk Hr	Length	per Blk Hr

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGECOMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Appendix 10

Appendix 10 Fees
Date	Invoice Rate	Reconciliation Rate
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 11

First Incremental Cost Rates
Date	RJ135	RJ145
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 12

Second Incremental Cost Rates
Date	RJ135	RJ145
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 13

Appendix 13 Incremental Cost Rates
Date	RJ135	RJ145
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 14

Appendix 14 Block Hour Rates
Date	RJ135	RJ145
Benchmark SL
Jan-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 15

Fifth Incremental Cost Rate Allocation
Expense	Allocation Methodology
Aircraft Rent
Maintenance Overhead	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Hull Insurance
War Risk Insurance
Employee Incentives
Property Taxes
Depreciation
Management Fee
General & Administrative
Airport Overhead
CAL Fixed Pool of Expenses
Glycol
Snow Removal
De-icing
Airport Facility Rent
3rd Party Ground Handling
Appendix 16a

Pilot Hotel Volume
Date	Cost per Contract	Contract Hotel Stays Per	Rate Per Block Hour For
	Hotel Stay	Scheduled Block Hour	Extraordinary Hotel Stays
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 16b

Flight Attendant Hotel Volume
Date	Cost per Contract	Contract Hotel Stays Per	Rate Per Block Hour For
	Hotel Stay	Scheduled Block Hour	Extraordinary Hotel Stays
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 18a

Pilot Per Diem
	Amount Payable	Per Diem Hours per
Date	Per Diem Hour	Scheduled Block Hour
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 18b

Flight Attendant Per Diem
	Amount Payable	Per Diem Hours per
Date	Per Diem Hour	Scheduled Block Hour
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 21

Airport Agent Volume Reconciliation
	Amount Payable Per	Agent	Implied	Implied	Implied	Implied
Date	Agent Paid Hour	Paid Hours	Sick Time %	Overtime %	Holiday %	Vacation %
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 22

Reconciliation of Expenses (000's)
	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)
Date	(I)	(ii)	(iii)	(iv)	(v)	(v)	(vi)	(vii)	(viii)	(viii)	(viii)	(ix)	(x)	(xi)	(xii)	(xiv)	(xv)	(xvi)
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 22a

First Implied Rates			Second Implied Rates		Third Implied
Date	RJ135	RJ145	RJ135	RJ145	Expenses (000's)
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 22b

Fourth Implied Rates
Date	RJ135	RJ145
Benchmark SL
Jan-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 22c

Fifth Implied Rates
Date	RJ135	RJ145
Benchmark SL
Jan-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 22d

Sixth Implied Rates
Date	RJ135	RJ145
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 23

Cost Difference	=	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Appendix 24

Charter Flying
Date	RJ135	RJ145
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Appendix 25

Appendix 25 Rates
Date	A	B
Jan-06
Feb-06	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

Appendix 26

Performance Period General Ledger Accounts
	Account #	XJT Account Name
1
2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3
4
5
6
7
8
9
10
11